EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 3, 1998 with respect to the 1997 Consolidated Financial Statements of Xoma Ltd. included in XOMA Ltd.'s Form 10-K for the year ended December 31, 1999, and to all references to our firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

                                                   /s/ARTHUR ANDERSEN LLP


San Francisco, California
November 15, 2000